Exhibit 99.1

For Immediate Release
August 8, 2016

PNM Resources Reports Second Quarter Results
2016 Narrowed Earnings Guidance Affirmed, Conference call set for 11 a.m. Tuesday, August 9

PNM Resources (In millions, except EPS)

	Q2 2016	Q2 2015	YTD 2016	YTD 2015
GAAP net earnings	$27.1	$31.7	$37.6	$46.0
GAAP diluted EPS	$0.34	$0.40	$0.47	$0.57
Ongoing net earnings	$32.1	$35.4	$42.9	$51.8
Ongoing diluted EPS	$0.40	$0.44	$0.53	$0.65

(ALBUQUERQUE, N.M.) - PNM Resources (NYSE: PNM) today released the company’s 2016 second quarter earnings results. In addition, management affirmed its narrowed 2016 consolidated ongoing earnings guidance of $1.55 to $1.65 per diluted share.

“The financial results of the second quarter and first half of the year are on track,” said Pat Vincent-Collawn, PNM Resources’ chairman, president and CEO. “We will file strong exceptions to demonstrate that the Hearing Examiner’s recommendations in our New Mexico rate case are unreasonable and run counter to the evidence presented in the case and established precedent.”

SEGMENT REPORTING OF 2016 SECOND QUARTER EARNINGS
PNM - a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.
PNM (In millions, except EPS)

	Q2 2016	Q2 2015	YTD 2016	YTD 2015
GAAP net earnings	$15.9	$21.4	$20.1	$31.4
GAAP diluted EPS	$0.20	$0.27	$0.25	$0.39
Ongoing net earnings	$20.9	$25.1	$25.0	$36.2
Ongoing diluted EPS	$0.26	$0.31	$0.31	$0.46

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PNM Resources Reports Q2 Earnings            8-8-16                    p. 2 of 4

•
In the second quarter, PNM’s GAAP and ongoing earnings benefitted from the elimination of Palo Verde Unit 2 lease costs following the purchase of 64 MW’s of leases in January 2016, hotter temperatures, and interest income received from the IRS. These were more than offset by the absence of the El Paso Natural Gas FERC tariff refund received in 2015, increased depreciation expense and property tax from new investments, lower market sales prices on settled transactions related to Palo Verde Unit 3 and higher interest expense from the issuance of new long-term debt.

TNMP - an electric transmission and distribution utility in Texas.

TNMP (In millions, except EPS)

	Q2 2016	Q2 2015	YTD 2016	YTD 2015
GAAP net earnings	$10.5	$11.9	$18.0	$19.6
GAAP diluted EPS	$0.13	$0.15	$0.22	$0.24
Ongoing net earnings	$10.5	$11.9	$18.0	$19.6
Ongoing diluted EPS	$0.13	$0.15	$0.22	$0.24

•
In the second quarter, TNMP’s GAAP and ongoing earnings benefitted from load growth and transmission rate relief. These were more than offset by increased operations and maintenance costs, milder temperatures and higher depreciation and property tax expenses resulting from additional capital investments.

Corporate and Other - a segment that reflects the PNM Resources holding company and other subsidiaries.

Corporate and Other (In millions, except EPS)

	Q2 2016	Q2 2015	YTD 2016	YTD 2015
GAAP net earnings (loss)	$0.7	($1.6)	($0.4)	($4.9)
GAAP diluted EPS	$0.01	($0.02)	$0.00	($0.06)
Ongoing net earnings (loss)	$0.7	($1.6)	($0.1)	($3.9)
Ongoing diluted EPS	$0.01	($0.02)	$0.00	($0.05)

•
Corporate and Other’s GAAP and ongoing earnings benefitted from net interest earned on the loan provided to Westmoreland Coal Company to finance Westmoreland’s purchase of San Juan Coal Company and a net improvement in interest expense related to the repayment of long-term debt in May 2015.

Financial materials are available at http://www.pnmresources.com/investors/results.cfm.

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PNM Resources Reports Q2 Earnings            8-8-16                    p. 3 of 4

SECOND QUARTER CONFERENCE CALL: 11 AM EASTERN TUESDAY, AUG. 9
PNM Resources will discuss second quarter earnings results during a live conference call and webcast on Tuesday, Aug. 9th at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources chairman, president and CEO, and Chuck Eldred, PNM Resources executive vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm.
Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: http://dpregister.com/10088571. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474 fifteen minutes prior to the event and referencing “the PNM Resources second quarter conference call.”

Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2015 consolidated operating revenues of $1.4 billion. Through its regulated utilities, PNM and TNMP, PNM Resources has approximately 2,787 megawatts of generation capacity and provides electricity to more than 760,000 homes and businesses in New Mexico and Texas. For more information, visit the company's website at www.PNMResources.com.

CONTACTS:
Analysts                        Media
Jimmie Blotter                        Pahl Shipley
(505) 241-2227                    (505) 241-2782

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources, Inc.’s (“PNMR”), Public Service Company of New Mexico’s (“PNM”), or Texas-New Mexico Power Company’s (“TNMP”) (collectively, the “Company”) expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

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PNM Resources Reports Q2 Earnings            8-8-16                    p. 4 of 4

Non-GAAP Financial Measures
GAAP refers to generally accepted accounting principles in the U.S. Ongoing earnings is a non-GAAP financial measure that excludes the impact of net unrealized mark-to-market gains and losses on economic hedges, the net change in unrealized impairments on available-for-sale securities, and certain non-recurring or infrequent items. The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) to evaluate the operations of the Company and to establish goals, including those used for certain aspects of incentive compensation, for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with GAAP. The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Since the future differences between GAAP and ongoing earnings are frequently outside the control of the Company, management is generally not able to estimate the impact of the reconciling items between forecasted GAAP net earnings and ongoing earnings guidance, nor their probable impact on GAAP net earnings; therefore, management is generally not able to provide a corresponding GAAP equivalent for ongoing earnings guidance.

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PNM Resources, Inc. and Subsidiaries
Schedule 1
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Three Months Ended June 30, 2016
GAAP Net Earnings (Loss) Attributable to PNMR	$15,917	$10,508	$651	$27,076
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[1]	4,023	—	—	4,023
Net change in unrealized impairments of available-for-sale securities[2]	406	—	—	406
Pension expense related to previously disposed of gas distribution business[3]	564	—		564
Total Adjustments	4,993	—	—	4,993
Ongoing Earnings (Loss)	$20,910	$10,508	$651	$32,069

Six Months Ended June 30, 2016
GAAP Net Earnings (Loss) Attributable to PNMR	$20,057	$17,965	$(400)	$37,622
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[1]	3,148	—	—	3,148
Net change in unrealized impairments of available-for-sale securities[2]	(580)	—	—	(580)
New Mexico corporate income tax rate change[5]	804	—	(92)	712
Regulatory disallowances and restructuring costs[4]	472	—	357	829
Pension expense related to previously disposed of gas distribution business[3]	1,129	—	—	1,129
Total Adjustments	4,973	—	265	5,238
Ongoing Earnings (Loss)	$25,030	$17,965	$(135)	$42,860

2016 income tax effects calculated using tax rates of 35.00% for TNMP and 39.02% for other segments.

The impacts of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[1]Pre-tax[5] impacts reflected as $6,079 thousand reduction in "Electric Operating Revenues" and $519 thousand increase in "Cost of energy" in the three months ended June 30, 2016 and $4,715 thousand reduction in "Electric Operating Revenues" and $448 thousand increase in "Cost of energy" in the six months ended June 30, 2016

[2]Pre-tax[5] impacts reflected as $666 thousand reduction in "Gains on available-for-sale securities" in the three months ended June 30, 2016 and $951 thousand increase in "Gains on available-for-sale securities" in the six months ended June 30, 2016

[3]Pre-tax[5] impacts reflected as increases in "Administrative and general" of $925 thousand in the three months ended June 30, 2016 and $1,851 thousand in the six months ended June 30, 2016
[4]Pre-tax[5] impacts reflected as increases of $774 thousand (PNM) in "Regulatory disallowances and restructuring costs" and $586 thousand (Corporate and Other) in "Other (deductions)" in the six months ended June 30, 2016

[5]Tax impacts reflected as reductions in "Income Taxes" of $3,196 thousand in the three months ended June 30, 2016 and $2,185 thousand ($1,864 thousand PNM and $321 thousand Corporate and Other) in the six months ended June 30, 2016

PNM Resources, Inc. and Subsidiaries
Schedule 2
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Three Months Ended June 30, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$21,381	$11,865	$(1,573)	$31,673
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[1]	2,680	—	—	2,680
Net change in unrealized impairments of available-for-sale securities[2]	727	—	—	727
Regulatory disallowances[3]	930			930
(Gain) loss related to previously disposed of activities[4]	(660)		3	(657)
Total Adjustments	3,677	—	3	3,680
Ongoing Earnings (Loss)	$25,058	$11,865	$(1,570)	$35,353

Six Months Ended June 30, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$31,371	$19,559	$(4,917)	$46,013
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[1]	3,726	—	—	3,726
Net change in unrealized impairments of available-for-sale securities[2]	466	—	—	466
New Mexico corporate income tax rate change[5]	(470)	—	(203)	(673)
Regulatory disallowances[3]	1,061	—	—	1,061
State tax credit and NOL impairment[5]	658	—	342	1,000
(Gain) loss related to previously disposed of activities[4]	(660)		905	245
Total Adjustments	4,781	—	1,044	5,825
Ongoing Earnings (Loss)	$36,152	$19,559	$(3,873)	$51,838

2015 income tax effects calculated using tax rates of 35.00% for TNMP and 39.19% for other segments.

The impacts of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[1]Pre-tax[5] impacts reflected as $4,370 thousand reduction in "Electric Operating Revenues" and $38 thousand increase in "Cost of energy" in the three months ended June 30, 2015 and $6,018 thousand reduction in "Electric Operating Revenues" and $109 thousand increase in "Cost of energy" in the six months ended June 30, 2016

[2]Pre-tax[5] impacts reflected as decreases in "Gains on available-for-sale securities" of $1,196 thousand in the three months ended June 30, 2015 and $766 thousand in the six months ended June 30, 205
[3]Pre-tax[5] impacts reflected as increases in "Regulatory disallowances and restructuring costs" of $1,529 thousand in the three months ended June 30, 2015 and $1,744 thousand in six months ended June 30, 2015

[4]Pre-tax[5] impacts reflected as increases of $1,086 thousand (PNM) in "Other income" and $5 thousand (Corporate and Other) in "Interest charges" in the three months ended June 30, 2015 and $1,086 thousand (PNM) in "Other income", $291 thousand (Corporate and Other) in "Taxes other than incomes taxes", $74 thousand (Corporate and Other) in "Interest charges", and $1,122 thousand (Corporate and Other) in "Other deductions" in the six months ended June 30, 2015

[5]Tax impacts reflected as reductions in "Income Taxes" of $2,372 thousand ($2,370 thousand PNM and $2 thousand Corporate and Other) in the three months ended June 30, 2016 and $3,213 thousand ($2,770 thousand PNM and $443 thousand Corporate and Other) in the six months ended June 30, 2015

PNM Resources, Inc. and Subsidiaries
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Three Months Ended June 30, 2016
GAAP Net Earnings (Loss) Attributable to PNMR	$0.20	$0.13	$0.01	$0.34
Adjusting items
Mark-to-market impact of economic hedges	0.05	—	—	0.05
Net change in unrealized impairments of available-for-sale securities	—	—	—	—
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Total Adjustments	0.06	—	—	0.06
Ongoing Earnings (Loss)	$0.26	$0.13	$0.01	$0.40
Average Diluted Shares Outstanding: 80,107,844

Six Months Ended June 30, 2016
GAAP Net Earnings (Loss) Attributable to PNMR	$0.25	$0.22	$—	$0.47
Adjusting items
Mark-to-market impact of economic hedges	0.04	—	—	0.04
Net change in unrealized impairments of available-for-sale securities	(0.01)	—	—	(0.01)
New Mexico corporate income tax rate change	0.01	—	—	0.01
Regulatory disallowances and restructuring costs	0.01	—	—	0.01
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Total Adjustments	0.06	—	—	0.06
Ongoing Earnings (Loss)	$0.31	$0.22	$—	$0.53
Average Diluted Shares Outstanding: 80,135,790

PNM Resources, Inc. and Subsidiaries
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Three Months Ended June 30, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.27	$0.15	$(0.02)	$0.40
Adjusting items
Mark-to-market impact of economic hedges	0.03	—	—	0.03
Net change in unrealized impairments of available-for-sale securities	0.01	—	—	0.01
Regulatory disallowances	0.01	—	—	0.01
(Gain) loss related to previously disposed of activities	(0.01)	—	—	(0.01)
Total Adjustments	0.04	—	—	0.04
Ongoing Earnings (Loss)	$0.31	$0.15	$(0.02)	$0.44
Average Diluted Shares Outstanding: 80,133,154

Six Months Ended June 30, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.39	$0.24	$(0.06)	$0.57
Adjusting items
Mark-to-market impact of economic hedges	0.05	—	—	0.05
Net change in unrealized impairments of available-for-sale securities	0.01	—	—	0.01
New Mexico corporate income tax rate change	—	—	—	—
Regulatory disallowances	0.01	—	—	0.01
State tax credit and NOL impairment	0.01	—	—	0.01
(Gain) loss related to previously disposed of activities	(0.01)	—	0.01	—
Total Adjustments	0.07	—	0.01	0.08
Ongoing Earnings (Loss)	$0.46	$0.24	$(0.05)	$0.65
Average Diluted Shares Outstanding: 80,143,056

PNM Resources, Inc. and Subsidiaries
Schedule 5
Condensed Consolidated Statement of Earnings
(Preliminary and Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(In thousands, except per share amounts)
Electric Operating Revenues	$315,391	$352,887	$626,352	$685,755
Operating Expenses:
Cost of energy	81,363	114,038	173,732	229,683
Administrative and general	45,160	39,928	92,270	83,787
Energy production costs	37,881	44,790	80,567	87,459
Regulatory disallowances and restructuring costs	—	1,529	774	1,744
Depreciation and amortization	50,955	46,049	100,784	91,510
Transmission and distribution costs	17,315	16,868	33,909	33,354
Taxes other than income taxes	17,895	17,271	37,987	36,234
Total operating expenses	250,569	280,473	520,023	563,771
Operating income	64,822	72,414	106,329	121,984
Other Income and Deductions:
Interest income	10,194	1,941	13,815	3,691
Gains on available-for-sale securities	4,631	5,556	10,849	9,580
Other income	4,265	5,717	8,530	10,679
Other (deductions)	(4,105)	(3,707)	(7,104)	(7,370)
Net other income and deductions	14,985	9,507	26,090	16,580
Interest Charges	33,221	28,913	64,712	59,186
Earnings before Income Taxes	46,586	53,008	67,707	79,378
Income Taxes	15,634	17,353	22,790	25,870
Net Earnings	30,952	35,655	44,917	53,508
(Earnings) Attributable to Valencia Non-controlling Interest	(3,744)	(3,850)	(7,031)	(7,231)
Preferred Stock Dividend Requirements of Subsidiary	(132)	(132)	(264)	(264)
Net Earnings Attributable to PNMR	$27,076	$31,673	$37,622	$46,013
Net Earnings Attributable to PNMR per Common Share:
Basic	$0.34	$0.40	$0.47	$0.58
Diluted	$0.34	$0.40	$0.47	$0.57
Dividends Declared per Common Share	$0.22	$0.20	$0.44	$0.40